                                                                   EXHIBIT 99.1
                                LETTER OF TRANSMITTAL

                                TO TENDER FOR EXCHANGE
                     PUBLIC FACILITIES REVENUE BONDS SERIES 1996
                                          OF

                   CASTLE ROCK RANCH PUBLIC IMPROVEMENTS AUTHORITY

                PURSUANT TO THE PROSPECTUS DATED ______________, 199_

--------------------------------------------------------------------------------
THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON ________________, 1997 UNLESS EXTENDED (THE "EXPIRATION DATE").
--------------------------------------------------------------------------------

                   PLEASE READ CAREFULLY THE ATTACHED INSTRUCTIONS

If you desire to accept the Exchange Offer, this Letter of Transmittal should be completed, signed and submitted to the Exchange Agent:

BY OVERNIGHT CARRIER OR BY HAND:        BY REGISTERED OR CERTIFIED MAIL:
  SouthTrust Bank of Alabama, N.A.        SouthTrust Bank of Alabama, N.A.
  100 Office Park Drive, Lower Level      P.O. Box 2554
  Birmingham, AL  35223                   Birmingham, AL  35290
  Attention:  Corporate Trust Department  Attention:  Corporate Trust Department


    DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

    FOR ANY QUESTIONS REGARDING THIS LETTER OF TRANSMITTAL OR FOR ANY ADDITIONAL INFORMATION, YOU MAY CONTACT THE EXCHANGE AGENT BY TELEPHONE AT _______________, OR BY FACSIMILE AT _______________.

    The undersigned hereby acknowledges receipt of the Prospectus dated ______________, 199_ (the "Prospectus") of Castle Rock Ranch Public Improvements Authority (the "Issuer"), and this Letter of Transmittal (the "Letter of Transmittal"), that together constitute the Issuer's offer (the "Exchange Offer") to exchange $5,000 in principal amount of its Public Facilities Revenue Bonds, Series 1996 B (the "Exchange Bonds"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement, for each $5,000 in principal amount of its outstanding Public Facilities Revenue Bonds, Series 1996 (the "Bonds"), of which $100,000,000 aggregate principal amount is outstanding. Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

    The undersigned hereby tenders the Bonds described in Box 1 below (the "TENDERED BONDS") pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal. The undersigned is the registered owner of all the Tendered Bonds and the undersigned represents that it has received from each beneficial owner of the Tendered notes ("BENEFICIAL OWNERS") a duly completed and executed form of "INSTRUCTION TO REGISTERED HOLDER AND/OR BOOK-ENTRY TRANSFER FACILITY PARTICIPANT FROM BENEFICIAL OWNER" accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal.

    Subject to, and effective upon, the acceptance for exchange of the Tendered Bonds, the undersigned hereby exchanges, assigns, and transfers to, or upon the order of, the Issuer, all right, title, and interest in, to, and under the Tendered Bonds.

    Please issue the Exchange Bonds exchanged for Tendered Bonds in the name(s) of the undersigned. Similarly, unless otherwise indicated under "SPECIAL DELIVERY INSTRUCTIONS" below (Box 3), please send or cause to be sent the certificates for the Exchange Bonds (and accompanying documents, as appropriate) to the undersigned at the address shown below in Box 1.

    The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney in fact of the undersigned with respect to the Tendered notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver the Tendered Bonds to the Issuer or cause ownership of the Tendered Bonds to be transferred to, or upon the order of, the Issuer, on the books of the registrar for the notes and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Issuer upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Bonds to which the undersigned is entitled upon acceptance by the Issuer of the Tendered Bonds pursuant to the Exchange Offer, and (ii) receive all benefits and otherwise exercise all rights of beneficial ownership of the Tendered notes, all in accordance with the terms of the Exchange Offer.

    The undersigned understands that tenders of Bonds pursuant to the procedures described under the caption "The Exchange Offer" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Issuer upon the terms and subject to the conditions of the Exchange Offer, subject only to withdrawal of such tenders on the terms set forth in the Prospectus under the caption "The Exchange Offer-Withdrawal of Tenders." All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any Beneficial Owner(s), and every obligation of the undersigned or any Beneficial Owners hereunder shall be binding upon the heirs, representatives, successors, and assigns of the undersigned and such Beneficial Owner(s).

    The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign, and transfer the Tendered notes and that the Issuer will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, and adverse claims when the Tendered Bonds are acquired by the Issuer as contemplated herein. The undersigned and each Beneficial Owner will, upon request, execute and deliver any additional documents reasonably requested by the Issuer or the Exchange Agent as necessary or desirable to complete and give effect to the transactions contemplated hereby.

    The undersigned hereby represents and warrants that the information set forth in Box 2 is true and correct.

    By accepting the Exchange Offer, the undersigned hereby represents and warrants that (i) the Exchange Bonds to be acquired by the undersigned and any Beneficial Owner(s) in connection with the Exchange Offer are being acquired by the undersigned and any Beneficial Owner(s) in the ordinary course of business of the undersigned and any Beneficial Owner(s), (ii) the undersigned and each Beneficial Owner are not participating, do not intend to participate, and have no arrangement or understanding with an person to participate, in the distribution of the Exchange notes, (iii) except as otherwise disclosed in writing herewith, neither the undersigned nor any Beneficial Owner is an "affiliate," as defined in Rule 405 under the Securities Act, of the Issuer or the Credit Enhancement Provider, and (iv) the undersigned and each Beneficial Owner acknowledge and agree that any person participating in the Exchange Offer with the intention or for the purpose of distributing the Exchange Bonds must comply with the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (together with the rules and regulations promulgated thereunder, the "Securities Act"), in connection with a secondary resale of the Exchange Bonds acquired by such person and cannot rely on the position of the Staff of the Securities and Exchange Commission (the "Commission") set forth in the no-action letters that re discussed in the section of the Prospectus entitled "The Exchange Offer." In addition, by accepting the Exchange Offer, the undersigned hereby (i) represents and warrants that, if the undersigned or the beneficial Owner of the Bonds is a Participating Broker-Dealer, such participating Broker-Dealer acquired the notes for its own account as a result of market-making activities or other trading activities and has not entered into any arrangement or understanding with the Issuer or any "affiliate" of the Issuer (within the meaning of Rule 405 under the Securities Act) to distribute the Exchange Bonds to be received in the Exchange Offer, and (ii) acknowledges that, by receiving Exchange notes for its own account in exchange for Bonds, where such Bonds were acquired as a result of market-making activities or other trading activities, such Participating Broker-Dealer will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Bonds.

/ /  CHECK HERE IF TENDERED BONDS ARE BEING DELIVERED HEREWITH

/ / CHECK HERE IF TENDERED BONDS ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE "USE OF GUARANTEED DELIVERY" BELOW (Box 4).

/ / CHECK HERE IF TENDERED BONDS ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE "USE OF BOOK-ENTRY TRANSFER" BELOW (Box 5).

                    PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                        CAREFULLY BEFORE COMPLETING THE BOXES


-------------------------------------------------------------------------------
                                        BOX 1

                            DESCRIPTION OF BONDS TENDERED
                    (ATTACH ADDITIONAL SIGNED PAGES, IF NECESSARY)
-------------------------------------------------------------------------------

                                                                         Aggregate
Name(s) and Address(es) of Registered Bond Holder(s),  Certificate   Principal Amount      Aggregate
 exactly as name(s) appear(s) on Bond Certificate(s)   Number(s) of   Represented by   Principal Amount
              (Please fill in, if blank)                  Bonds*       Certificate(s)      Tendered**
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                                                               Total
--------------------------------------------------------------------------------------------------------
 *  Need not be completed by persons tendering by book-entry transfer.

**  The minimum permitted tender is $1,000 in principal amount of Bonds.  All other tenders must be in integral multiples of $1,000 of principal amount. Unless otherwise indicated in this column, the principal amount of all Bond Certificates identified in this Box 1 or delivered to the Exchange Agent herewith shall be deemed tendered.  See Instruction 4.
--------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                       BOX 2

                                BENEFICIAL OWNER(S)
-------------------------------------------------------------------------------
STATE OF PRINCIPAL RESIDENCE OF EACH      PRINCIPAL AMOUNT OF TENDERED BONDS
 BENEFICIAL OWNER OF TENDERED NOTES      HELD FOR ACCOUNT OF BENEFICIAL OWNER
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                       BOX 3
                           SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 5, 6 AND 7)

TO BE COMPLETED ONLY IF EXCHANGE BONDS EXCHANGED FOR BONDS AND UNTENDERED BONDS ARE TO BE SENT TO SOMEONE OTHER THAN THE UNDERSIGNED, OR TO THE UNDERSIGNED AT AN ADDRESS OTHER THAN THAT SHOWN ABOVE.

Mail Exchange Bond(s) and any untendered Bonds to:
Name(s):

-------------------------------------------------------------------------------
(please print)

Address:

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
(include ZIP Code)

Tax Identification or
Social Security No.:
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                        BOX 4
                              USE OF GUARANTEED DELIVERY
                                 (SEE INSTRUCTION 2)

TO BE COMPLETED ONLY IF BONDS ARE BEING TENDERED BY MEANS OF A NOTICE OF GUARANTEED DELIVERY.

Name(s) of Registered Holder(s):

-------------------------------------------------------------------------------

Date of Execution of Notice of Guaranteed Delivery:
                                                    ---------------------------

Name of Institution which Guaranteed Delivery:
                                               --------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                        BOX 5
                              USE OF BOOK-ENTRY TRANSFER
                                 (SEE INSTRUCTION 1)

TO BE COMPLETED ONLY IF DELIVERY OF TENDERED BONDS IS TO BE MADE BY BOOK-ENTRY TRANSFER.

Name(s) of Tendering Institution:

-------------------------------------------------------------------------------

Account Number:
               ----------------------------------------------------------------

Transaction Code Number:
                        -------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                        BOX 6

                              TENDERING HOLDER SIGNATURE
                              (SEE INSTRUCTIONS 1 AND 5)
                      IN ADDITION, COMPLETE SUBSTITUTE FORM W-9
-------------------------------------------------------------------------------

X
     ---------------------------------------------

X    ---------------------------------------------
     Signature of Registered Holder(s) or
     Authorized Signatory

Note: The above lines must be signed by the registered holder(s) of notes as their name(s) appear(s) on the Bonds or by persons(s) authorized to become registered holder(s) (evidence of which authorization must be transmitted with this Letter of Transmittal). If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer, or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below. See Instruction 5.

Name(s):
        ------------------------------------------

        ------------------------------------------
Capacity:
         -----------------------------------------

        ------------------------------------------
Street Address:
              ------------------------------------

        ------------------------------------------

        ------------------------------------------
                                (include Zip Code)

            Area Code and Telephone Number

                     ---------------

       Tax Identification or Social Security Number:

                     ---------------

Signature Guarantee
(If required by Instruction 5)

Authorized Signature

X
        ------------------------------------------
Name:
        ------------------------------------------
        (please print)

Title:
        ------------------------------------------
Name of Firm:
             -------------------------------------
    (Must be an Eligible Institution as defined in
    Instruction 2)
Address:
        ------------------------------------------

        ------------------------------------------

        ------------------------------------------
                                (include Zip Code)
Area Code and Telephone Number:

        ------------------------------------------
Dated:
        ------------------------------------------
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                  PAYOR'S NAME:  DAY INTERNATIONAL GROUP, INC.
--------------------------------------------------------------------------------------------------------------------------
                  Name (if joint tenants, list first and circle the name of the person or entity whose number you enter in
                  Part 1 below.  See instructions if your name has changed).

                  --------------------------------------------------------------------------------------------------------
                  Address

SUBSTITUTE        --------------------------------------------------------------------------------------------------------
                  City, State and ZIP Code

                  --------------------------------------------------------------------------------------------------------
FORM W-9          List account number(s) here (optional)

Department of the --------------------------------------------------------------------------------------------------------
Treasury          PART 1 - PLEASE PROVIDE YOUR TAXPAYER IDENTIFICATION NUMBER ("TIN") IN THE BOX |Social Security Number or
                  AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW                               |TIN
Internal Revenue  -------------------------------------------------------------------------------|------------------------
Service           PART 2 - Check the box if you are NOT subject to backup withholding under the provisions of section
                  3406(a)(1)(C) of the Internal Revenue Code because (1) you have not been notified that you are subject to backup withholding as a result of failure to report all interest or dividends, or (2) the Internal Revenue
                  Service has notified you that you are no longer subject to backup withholding.  / /
--------------------------------------------------------------------------------------------------------------------------
                  CERTIFICATION -- UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT THE            |PART 3 -
                  INFORMATION PROVIDED ON THIS FORM IS TRUE, CORRECT AND COMPLETE                |Awaiting TIN / /

                  SIGNATURE ______________________________  DATE _______________
--------------------------------------------------------------------------------------------------------------------------
NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT
----- TO THE EXCHANGE OFFER.  PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON
      SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.